Exhibit 99.1

BIG LOTS, INC. ENTERS INTO SALE AGREEMENT WITH NEXUS CAPITAL MANAGEMENT LP

Implements Plan to Accelerate Business Optimization and Achieve Profitability in 2025

Initiates Voluntary Chapter 11 Process to Facilitate Restructuring Initiatives and Ownership Transition

Company Secures Interim Financing to Support Operations

Customers Will Continue to Find Unmistakable Value and Extreme Bargains In-Store and Online

Q2 Results In Line With Guidance

COLUMBUS, Ohio, Sept. 9, 2024 /PRNewswire/ -- Big Lots, Inc. (NYSE: BIG) (the “Company”) today announced that it has entered into an agreement (the “Sale Agreement”) with an affiliate of Nexus Capital Management LP (“Nexus”), pursuant to which Nexus has agreed to acquire substantially all of the Company’s assets and ongoing business operations. To facilitate the transaction, the Company, together with each of its subsidiaries, initiated voluntary Chapter 11 proceedings in the U.S. Bankruptcy Court for the District of Delaware. During and after this process, Big Lots will continue to serve customers at their nearest store location or online at biglots.com.

Bruce Thorn, President and Chief Executive Officer, said, “We are proud of the work we do every day across Big Lots to provide our customers with unmistakable value and exceptional savings, as well as building stronger communities through our philanthropic efforts. The actions we are taking today will enable us to move forward with new owners who believe in our business and provide financial stability, while we optimize our operational footprint, accelerate improvement in our performance, and deliver on our promise to be the leader in extreme value.”

Mr. Thorn continued, “We appreciate the tremendous loyalty of our customers, and our core purpose of helping them ‘Live BIG and Save LOTS’ has never been stronger. As we move through this process, we remain committed to offering extreme bargains, enabling easy shopping in our stores and online, and providing an outstanding customer experience. We are grateful for the hard work and dedication of our associates who remain focused on delivering the best service possible for our valued customers, and we deeply appreciate the partnership of our vendors as we start a new chapter for our business.”

Evan Glucoft, Managing Director of Nexus, said, “We are excited to have the opportunity to partner with Big Lots and help return this iconic brand to its status as America's leading extreme value retailer. The Big Lots business has incredible potential and we are confident that its greatest days are ahead.”

Since the pandemic, Big Lots has taken steps to accelerate its strategic initiatives focused on improving sales and boosting its long-term performance and profitability. Like many other retail businesses, the Company has been adversely affected by recent macroeconomic factors such as high inflation and interest rates that are beyond its control. The prevailing economic trends have been particularly challenging to Big Lots, as its core customers curbed their discretionary spending on the home and seasonal product categories that represent a significant portion of the Company’s revenue.

While the Company’s underlying performance has been improving, the Board of Directors conducted a broad strategic review of alternatives and determined that entering into the Sale Agreement with Nexus, and initiating a court-supervised sale process, is the best path forward to maximize value and ensure continued operations.

Ongoing Optimization of Go-Forward Store Footprint

As part of the court-supervised sale process, the Company is continuing to assess its operational footprint, which will include closing additional store locations. The Company will also continue to evaluate and optimize its distribution center model.

Mr. Thorn added, “Though the majority of our store locations are profitable, we intend to move forward with a more focused footprint to ensure that we operate efficiently and are best positioned to serve our customers. To accomplish this, we intend to use the tools afforded by this process to continue optimizing our store fleet in an orderly manner.”

Additional Information About the Court-Supervised Process

Under the terms of the Sale Agreement, Nexus will serve as the “stalking horse bidder” in a court-supervised auction process pursuant to section 363 of the U.S. Bankruptcy Code. Accordingly, the proposed transaction is subject to higher or otherwise better offers, Court approval, and other conditions. Under the Sale Agreement, if Nexus is deemed the winning bidder, the parties anticipate closing the transaction during the fourth quarter of 2024.

In connection with the court-supervised process, Big Lots has secured commitments for $707.5 million of financing, including $35 million in new financing from certain of its current lenders, in the form of a postpetition credit facility (collectively, the “DIP Financing Facility”). Upon Court approval, the DIP Financing Facility, coupled with cash generated from the Company’s ongoing operations, are expected to provide sufficient liquidity to support the Company while it works to complete the sale transaction.

The Company has also filed a number of customary motions seeking Court approval to continue supporting its operations, including continued payment of employee wages and benefits, and payments to certain critical vendors in the ordinary course of business. The Company anticipates receiving Court approval for these requests and expects to pay vendors in full under normal terms for any goods and services provided after the filing.

Additional information regarding the Company’s restructuring and sale process is available at a dedicated website, bigstepforbiglots.com. Court filings and other information related to the proceedings, including how to file a proof of claim, are available on a separate website administrated by the Company’s claims agent, Kroll Restructuring Administration LLC, at https://cases.ra.kroll.com/biglots, by calling toll-free at

(844) 217-1398 (or +1 (646) 809-2073 for calls originating outside of the U.S. or Canada), or by sending an email to biglotsinfo@ra.kroll.com.

Second Quarter 2024 Preliminary Results

Turning to the Company’s second quarter 2024 performance, Mr. Thorn stated, “Despite a challenging consumer environment and financial pressures facing our business, we are pleased to have achieved underlying comp sales, gross margin, and operating expenses in line with our guidance. Underlying comp sales improved sequentially relative to Q1 on a year-over-year basis and gross margins significantly improved, driven in part by advancing our five key actions, particularly through increasing our extreme bargain offerings. Additionally, Q3 to date is off to a good start, with a significant sequential improvement in underlying comp sales relative to Q2, as well as underlying gross margin expansion versus last year. We expect the positive momentum to continue into the back half of the year.”

The Company will report full second quarter results as part of its upcoming 10-Q filing, which is due to be filed on September 12, 2024.

New York Stock Exchange Notice

The Company also announced today that it was notified by the New York Stock Exchange (the “NYSE”) that it is not in compliance with Section 802.01C of the NYSE Listed Company Manual because the average closing price of the Company’s common shares was less than $1.00 over a consecutive 30 trading-day period. The notice does not result in the immediate delisting of the Company’s common shares from the NYSE.

Advisors

Davis Polk & Wardwell LLP is serving as legal counsel, Guggenheim Securities, LLC is serving as financial advisor, AlixPartners LLP is serving as restructuring advisor, and A&G Real Estate Partners is serving as real estate advisor to the Company. Kirkland & Ellis is serving as legal counsel to Nexus.

About Big Lots, Inc.

Big Lots is one of the nation's largest closeout retailers focused on extreme value. The Company is dedicated to being the big difference for a better life by delivering bargains to brag about on everything for the home, including furniture, décor, pantry and more. It fulfills its mission to help customers “Live BIG and Save LOTS” with sourcing strategies to grow extreme bargains through closeouts, liquidations, overstocks, private labels, and value-engineered products. The Big Lots Foundation, together with the Company’s customers, associates, and vendors, has delivered more than $176 million of philanthropic support to critical needs in hunger, housing, healthcare, and education. For more information, to shop online, or to find a store near you, please visit biglots.com.

Cautionary Statement Concerning Forward-Looking Statements

Certain statements in this release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and such statements are intended to qualify for the protection of the safe harbor provided by the Act. The words “anticipate,” “estimate,” “continue,” “could,” “approximate,” “expect,” “objective,” “goal,” “project,” “intend,” “plan,” “believe,” “will,” “should,” “may,” “target,” “forecast,” “guidance,” “outlook” and similar expressions generally identify forward-looking statements. Similarly, descriptions of our objectives, strategies, plans, goals or targets are also forward-looking statements. Forward-looking statements relate to the expectations of management as to future occurrences and trends, including statements expressing optimism or pessimism about future operating results or events and projected sales, earnings, capital expenditures and business strategy. Forward-looking statements are based upon a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. Forward-looking statements are and will be based upon management's then-current views and assumptions regarding future events and operating performance and are applicable only as of the dates of such statements. Although we believe the expectations expressed in forward-looking statements are based on reasonable assumptions within the bounds of our knowledge, forward-looking statements, by their nature, involve risks, uncertainties and other factors, any one or a combination of which could materially affect business, financial condition, results of operations or liquidity.

Forward-looking statements that we make herein and in other reports and releases are not guarantees of future performance and actual results may differ materially from those discussed in such forward-looking statements as a result of various factors, including, but not limited to, the current economic and credit conditions, inflation, the cost of goods, our inability to successfully execute strategic initiatives, competitive pressures, economic pressures on our customers and us, the availability of brand name closeout merchandise, trade restrictions, freight costs, the risks discussed in the Risk Factors section of our most recent Annual Report on Form 10-K, and other factors discussed from time to time in other filings with the SEC, including Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. This release should be read in conjunction with such filings, and you should consider all of these risks, uncertainties and other factors carefully in evaluating forward-looking statements.

You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date they are made. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures we make on related subjects in our public announcements and SEC filings.

Media Contact:
Aaron Palash / Richard M. Goldman
Joele Frank, Wilkinson Brimmer Katcher
BigLotsMedia@joelefrank.com
212-355-4449

Investor Contact:
Alvin Concepcion
Investor_Relations@biglots.com
614-278-2705